UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 23, 2006 (May 23, 2006)


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                     000-22490                 62-1120025
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

             430 Airport Road
          Greeneville, Tennessee                                       37745
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  (Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01. Entry Into a Material Definitive Agreement.

     The Board of Directors of Forward Air Corporation (the "Company") has adopted the schedule of non-employee director compensation set forth on Exhibit
99.1 attached hereto and incorporated herein by reference, effective May 24, 2006.

     In addition, on May 23, 2006, the Compensation Committee of the Board of Directors increased the 2006 base salaries of Rodney L. Bell to $240,000 and Michael P. McLean to $150,000, effective June 2, 2006. The Compensation Committee also awarded 2,000 shares of time-based restricted stock to Mr. Bell and 2,500 shares of time-based restricted stock to Mr. McLean, effective June 2, 2006, under the Company's 1999 Stock Option and Incentive Plan. The restricted stock shares vest equally in one-third increments over three years commencing on June 2, 2007 and fully vesting on June 2, 2009. Upon vesting, the restricted stock will be issued to the holder in an equal number of shares of the Company's $0.01 par value common stock. During the vesting period, the holder of restricted stock is entitled to receive a cash amount equal to any dividend declared and paid on the Company's common stock multiplied by the number of restricted stock then held. The disclosures made in Item 5.02 of this Form 8-K relative to Messrs. Bell and McLean are incorporated herein by reference.


SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 23, 2006, the Board of Directors of the Company promoted Rodney L. Bell to the positions of Chief Financial Officer, Senior Vice President and Treasurer, effective June 2, 2006. Mr. Bell, who is 44 years old and a Certified Public Accountant, was appointed to the position of Chief Accounting Officer in February 2006 and continued to serve as Vice President and Controller, positions held since October 2000 and February 1995, respectively. Mr. Bell joined the Company in March 1992 as Assistant Controller after serving as a senior manager with the accounting firm of Adams and Plucker in Greeneville, Tennessee.

     In addition, the Board appointed Michael P. McLean as Vice President and Controller effective June 2, 2006. Mr. McLean, 33 years of age, is a Certified Public Accountant who joined the Company as Vice President, Accounting in February 2006. From February 2003, Mr. McLean was director of financial reporting at CTI Molecular Imaging, Inc., a publicly-traded medical technology company. From July 2001 until January 2003, Mr. McLean was an audit manager with the accounting firm of Coulter & Justis, PC in Knoxville, Tennessee.

     Also on May 23, 2006, Andrew C. Clarke submitted his resignation as Chief Financial Officer, Senior Vice President, Treasurer and a director of the Company effective June 2, 2006, positions he has held since April 2001.

     There are no family relationships between Messrs. Bell or McLean and any directors or other executive officers of the Company. In addition, there are no arrangements or understandings between Messrs. Bell or McLean and any other persons pursuant to which either was appointed to the positions effective June 2, 2006.

     There have been no transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which Messrs. Bell or McLean had, or will have, a direct or indirect material interest.

     The press release issued May 23, 2006 announcing the foregoing is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

     The disclosures set forth in Item 1.01 of this Form 8-K relative to Messrs. Bell and McLean are incorporated herein by reference.

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SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.


  Exhibit
  Number                             Description
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   99.1   Schedule of Non-Employee Director Compensation effective May 24, 2006.

   99.2   Press Release of Forward Air Corporation dated May 23, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FORWARD AIR CORPORATION


Date: May 23, 2006                    By: /s/ Matthew J. Jewell
                                          --------------------------------------
                                          Matthew J. Jewell
                                          Senior Vice President, General Counsel
                                          and Secretary

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


                                  EXHIBIT INDEX

  No.                                Exhibit
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  99.1    Schedule of Non-Employee Director Compensation effective May 24, 2006.
  99.2    Press Release of Forward Air Corporation dated May 23, 2006.